UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                    September 14, 2005 (September 13, 2005)

                            Anthracite Capital, Inc.
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             (Exact name of registrant as specified in its charter)


           Maryland                     001-13937              13-397-8906
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  (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)


     40 East 52nd Street, New York, New York                        10022
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 13, 2005, at a regular meeting of its Board of Directors, Anthracite Capital, Inc. (the "Company" or "Anthracite") accepted the resignation of Laurence D. Fink, previously Chairman of its Board of Directors. Mr. Fink submitted his resignation from the Board due to increased time commitments associated with managing BlackRock, Inc.'s continued growth. Ralph
L. Schlosstein, who has served on the Company's Board of Directors since 2003, was appointed to serve as Chairman in Mr. Fink's place. Additionally, the Board of Directors appointed Scott M. Amero to fill the vacancy caused by Mr. Fink's resignation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTHRACITE CAPITAL, INC.


                                         By: /s/ James J. Lillis
                                             --------------------------------
                                         Name:  James J. Lillis
                                         Title: Chief Financial Officer

                                         Dated: September 14, 2005